                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 30, 2005
                                                --------------------------------

                       GE Commercial Mortgage Corporation
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             (Exact name of registrant as specified in its charter)

Delaware                             333-114525                  02-0666931
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(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
of incorporation)                                            Identification No.)

292 Long Ridge Road, Stamford, Connecticut                         06927
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code   (203) 357-4000
                                                  ------------------------------

                                 Not applicable
          -------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.        Other Events
                  ------------
                  Attached as Exhibit 99.1 to this Current Report are certain term sheets (the "Structural and Collateral Term Sheets") furnished to the Registrant by Banc of America Securities LLC or Deutsche Bank
         Securities Inc. (the "Underwriters"), the underwriters in respect of the Registrant's Commercial Mortgage Pass-Through Certificates, Series
         2005-C2 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to
         Rule 424(b)(5) under the Securities Act of 1933, as amended (the
         "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-114525) (the
         "Registration Statement"). The Registrant hereby incorporates the
         Structural and Collateral Term Sheets by reference in the Registration
         Statement.

                  The Structural and Collateral Term Sheets were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Structural and Collateral Term Sheets.

                  Any statement or information contained in the Structural and
         Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 9.01.        Financial Statements and Exhibits
                  ---------------------------------

                  (c) Exhibits

                  Item 601(a)
                  of Regulation S-K
                  Exhibit No.              Description
                  ----------               -----------
                     99.1                  Structural and Collateral Term Sheets

                  Pursuant to the requirements of the Securities Exchange Act of
         1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                GE COMMERCIAL MORTGAGE
                                                   CORPORATION

                                               By:/s/ Richard Lorenzo
                                                  ------------------
                                               Name:  Richard Lorenzo
                                               Title: Authorized Signatory

Date: May 3, 2005

                                INDEX TO EXHIBITS

                                                                Paper (P) or
Exhibit No.            Description                             Electronic (E)
-----------            -----------                             --------------

    99.1          Structural and Collateral                        (E)
                  Term Sheets